UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

SHUAA PARTNERS ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41311	98-1627500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

190 Elgin Avenue George Town, Grand Cayman, Cayman Islands	KY1-9008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +971 4 330 3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant	SHUAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001	SHUA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	SHUAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

Extension Meeting Promissory Note

As disclosed in the definitive proxy statement filed by SHUAA Partners Acquisition Corp I (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 15, 2023 (the “Proxy Statement”), relating to the extraordinary general meeting of shareholders of the Company (the “Extension Meeting”), SHUAA SPAC Sponsor I LLC (the “Sponsor”) agreed that if the Extension Amendment Proposal (as defined below) is approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to the Company as a loan, within five (5) business days of the date of the Extension Meeting, an amount determined by multiplying $0.105 by the number of Public Shares then outstanding, up to a maximum of $210,000, to be deposited into the trust account established in connection with the Company’s initial public offering (the “Trust Account”). In addition, in the event the Company does not consummate an initial business combination by the Articles Extension Date (as defined below), the Lender may contribute to the Company an additional amount determined by multiplying $0.035 by the number of Public Shares then outstanding, up to a maximum of $70,000, as a loan to be deposited into the Trust Account for each of nine one-month extensions following the Articles Extension Date.

Accordingly, on June 1, 2023, the Company issued an unsecured promissory note in the total principal amount of up to $840,000 (the “Promissory Note”) to the Sponsor. The Sponsor funded the initial principal amount of $210,000 on June 2, 2023. The Promissory Note does not bear interest and matures upon closing of the Company’s initial business combination. In the event that the Company does not consummate a business combination, the Promissory Note will be repaid only from amounts remaining outside of the Trust Account, if any. If the Company does complete an initial business combination, the Company will, at the option of the Sponsor, repay such loaned amounts out of the proceeds of the Trust Account released to the Company or convert a portion or all of the total loan amount into warrants at a price of $1.00 per warrant, which warrants will be identical to those private placement warrants sold to the Sponsor by the Company in connection with the IPO. $210,000 of the initial principal amount of the Promissory Note will be deposited in the Trust Account by June 8, 2023.

The foregoing description of the Promissory Note is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2023, the Company held the Extension Meeting to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from June 4, 2023 (the “Original Termination Date”) to September 4, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until June 4, 2024, or a total of up to twelve months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred prior to such date (the “Extension Amendment Proposal”). The shareholders of the Company approved the Extension Amendment Proposal at the Extension Meeting and on June 2, 2023, the Company filed the Articles Amendment with the Registrar of Companies of the Cayman Islands.

The foregoing description is qualified in its entirety by reference to the Articles Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the Company held the Extension Meeting to approve the Extension Amendment Proposal and a proposal to allow the adjournment of the Extension Meeting to a later date or dates, if necessary, (1) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extension Meeting, there were insufficient ordinary shares of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal or (2) if the shareholders of the Company elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (the “Adjournment Proposal”), each as more fully described in the Proxy Statement.

As there were sufficient votes to approve the Extension Amendment Proposal, and the redemptions in connection with the Extension Amendment Proposal did not cause the Company to fail to adhere to the continued listing requirements of The Nasdaq Stock Market LLC, the Adjournment Proposal was not presented to shareholders.

Holders of 11,432,444 ordinary shares of the Company held of record as of April 28, 2023, the record date for the Extension Meeting, were present in person or by proxy at the meeting, representing approximately 84.18% of the voting power of the Company’s ordinary shares as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
10,554,760	877,684	0

Item 8.01.	Other Events.

Conversion of Founder Shares

On June 1, 2023, the holders of the Company’s outstanding Class B ordinary shares, par value $0.0001 per share (the “founder shares”), converted all outstanding founder shares into Class A ordinary shares. Notwithstanding the conversions, such holders will not be entitled to receive any monies held in the Company’s trust account as a result of their ownership of any Class A ordinary shares issued upon conversion of the founder shares.

Redemptions

In connection with the vote to approve the Extension Amendment Proposal, holders of 8,299,638 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.59 per share, for an aggregate redemption amount of approximately $87.89 million. As a result, approximately $27.17 million will remain in the Company’s trust account and 5,281,612 Class A ordinary shares remain outstanding (including the 2,716,250 converted founder shares).

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amendment to Amended and Restated Memorandum and Articles of Association.

10.1	Promissory Note, dated June 1, 2023, by and between SHUAA Partners Acquisition Corp I and SHUAA SPAC Sponsor I LLC.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2023	SHUAA PARTNERS ACQUISITION CORP I

	By:	/s/ Fawad Tariq Khan
	Name:	Fawad Tariq Khan
	Title:	Chief Executive Officer